UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2017

ENERKON SOLAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	33-37809-NY	77-0121957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Sunrise Highway, Second Floor East, Freeport, NY 11520

(Address of principal executive offices)

(516) 378-1000

(Registrant’s telephone number including area code)

Castle Holding Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 31, 2017, Enerkon Solar International, Inc. (the “Company”) amended its Amended Articles of Incorporation to change the name of the Company from Castle Holding Corp. to Enerkon Solar International, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2017, a majority of the outstanding shares (representing voting rights of 33,000,000 shares of Common Stock) approved amending the Company’s Amended Articles of Incorporation to change the name of the Company to Enerkon Solar International, Inc. These actions were deemed effective as of November 2, 2017.

Item 8.01 Other Events.

Effective November 3, 2017 the new symbol for the Company is “ENKS.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerkon Solar International, Inc..

Dated: November 8, 2017	By:	/s/ John V. Cappello
John V. Cappello
Chief Executive Officer

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